UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2007

Answers Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855
(Commission File Number)	(IRS Employer Identification No.)

Jerusalem Technology Park
The Tower
Jerusalem, Israel 91481
(Address of Principal Executive Offices)

+972-2-649-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K and the exhibits hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition.

On February 20, 2007, Answers Corporation (the “Company”) announced via press release the Company's financial results for its fourth quarter and year ended December 31, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On February 20, 2007, the Company held an earnings conference call to discuss preliminary and unaudited financial results for the fourth quarter and full year ended December 31, 2006. A transcript of the earnings conference call is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

 Section 9 - Financial Statements and Exhibits

Exhibit No.	Description

99.1	Text of press release of Answers Corporation dated February 20, 2007
99.2	Script of February 20, 2007 Earnings Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERS CORPORATION

By:	/s/ Steven Steinberg
Steven Steinberg
Chief Financial Officer

Dated: February 20, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release of Answers Corporation dated February 20, 2007
99.2	Script of February 20, 2007 Earnings Conference Call